VENERABLE VARIABLE INSURANCE TRUST

Venerable International Index Fund

SUPPLEMENT DATED JULY 18, 2025, TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus dated April 29, 2025, of the Venerable International Index Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus and retain it for future reference. You may obtain the Fund’s Summary Prospectus, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the document at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

At a meeting held on June 17, 2025, the Board of Trustees of the Trust approved the reduction of the expense limit for Class V of the Fund.

The following changes are being made to the Fund’s Summary Prospectus, effective as of that date:

I.	The table in the Summary Prospectus titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.30%	0.30%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.16%	0.16%
Total Annual Operating Expenses	0.76%	0.46%
Less Waivers and Reimbursements[2]	(0.06%)	(0.00%)
Total Annual Operating Expenses Less Waivers and Reimbursements	0.70%	0.46%

1 Based on estimated amounts for the current fiscal year.

2 Until September 5, 2027, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.70% for Class V shares and 0.46% for Class I shares. Termination or modification of these obligations prior to September 5, 2027, requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

II.	The table in the section of the Summary Prospectus titled “Example” is deleted in its entirety and replaced with the following:

	1 Year	3 Years
Class V	$72	$231
Class I	$47	$148

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE